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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2000


                                    eFax.com
             (Exact name of registrant as specified in its charter)


          Delaware                     000-22561                77-0182451
(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)

                                1378 Willow Road
                          Menlo Park, California 94025
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 324-0600


                            -------------------------
          (Former name or former address, if changed since last report)

           Filed to re-order and supplement Exhibit 2.1 to Form 8-K/A filed on July 14, 2000







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Item 7. Financial Statements and Exhibits

        (c)     Exhibit

        2.1 Agreement and Plan of Merger among JFAX.COM, Inc., JFAX.COM Merger Sub, Inc. and the Company, dated July 13, 2000.




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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EFAX.COM



                                             /s/ TODD J. KENCK
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                                             Todd J. Kenck
                                             Vice President of Finance
                                             and Chief Financial Officer





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